08/99                                                               Exhibit 99.6

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS

                                  SERIES 1996-A

                         CC MASTER CREDIT CARD TRUST II

               (Formerly Chevy Chase Master Credit Card Trust II)



RECEIVABLES

Beginning of the Month Principal Receivables:                     $   2,930,005,220.60
Beginning of the Month Finance Charge Receivables:                $     126,388,522.60
Beginning of the Month Discounted Receivables:                    $               0.00
Beginning of the Month Total Receivables:                         $   3,056,393,743.20


Removed Principal Receivables:                                    $               0.00
Removed Finance Charge Receivables:                               $               0.00
Removed Total Receivables:                                        $               0.00


Additional Principal Receivables:                                 $               0.00
Additional Finance Charge Receivables:                            $               0.00
Additional Total Receivables:                                     $               0.00


Discounted Receivables Generated this Period:                     $               0.00


End of the Month Principal Receivables:                           $   2,927,221,831.62
End of the Month Finance Charge Receivables:                      $     123,281,208.34
End of the Month Discounted Receivables:                          $               0.00
End of the Month Total Receivables:                               $   3,050,503,039.96


Special Funding Account Balance                                   $               0.00
Aggregate Invested Amount (all Master Trust Series)               $   2,300,000,000.00
End of the Month Transferor Amount                                $     627,221,831.62
End of the Month Transferor Percentage                                           21.43%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                       RECEIVABLES


       30-59 Days Delinquent                                      $      68,868,987.28
       60-89 Days Delinquent                                      $      50,212,847.69
       90+ Days Delinquent                                        $      98,469,682.87

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08/99                                                                     Page 2


       Total 30+ Days Delinquent                                  $        217,551,517.84
       Delinquent Percentage                                                        7.13%

Defaulted Accounts During the Month                               $         19,884,369.56
Annualized Default Percentage                                                       8.14%

Principal Collections                                                      465,776,441.07
Principal Payment Rate                                                             15.90%

Total Payment Rate                                                                 16.80%


INVESTED AMOUNTS

       Class A Initial Invested Amount                            $        369,000,000.00
       Class B Initial Invested Amount                            $         38,250,000.00
       Class C Initial Invested Amount                            $         42,750,000.00

INITIAL INVESTED AMOUNT                                           $        450,000,000.00

       Class A Invested Amount                                    $        369,000,000.00
       Class B Invested Amount                                    $         38,250,000.00
       Class C Invested Amount                                    $         42,750,000.00

INVESTED AMOUNT                                                   $        450,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                     15.36%
PRINCIPAL ALLOCATION PERCENTAGE                                                    15.36%

MONTHLY SERVICING FEE                                             $            562,500.00

INVESTOR DEFAULT AMOUNT                                           $          3,053,901.13


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                        82.00%

       Class A Finance Charge Collections                         $          6,470,479.30
       Other Amounts                                              $                  0.00

TOTAL CLASS A AVAILABLE FUNDS                                     $          6,470,479.30

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08/99                                                                     Page 3

       Class A Monthly Interest                                   $          1,666,265.63
       Class A Servicing Fee                                      $            461,250.00
       Class A Investor Default Amount                            $          2,504,198.93

TOTAL CLASS A EXCESS SPREAD                                       $          1,838,764.74


REQUIRED AMOUNT                                                   $                  0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                         8.50%

       Class B Finance Charge Collections                         $            670,720.39
       Other Amounts                                              $                  0.00

TOTAL CLASS B AVAILABLE FUNDS                                     $            670,720.39

       Class B Monthly Interest                                   $            179,894.53
       Class B Servicing Fee                                      $             47,812.50

TOTAL CLASS B EXCESS SPREAD                                       $            443,013.36
CLASS B INVESTOR DEFAULT AMOUNT                                                259,581.59
CLASS B REQUIRED AMOUNT                                                        259,581.59


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                               $          2,977,969.28


       Excess Spread Applied to Class A Required Amount           $                  0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                                $                  0.00

       Excess Spread Applied to Class B
       Required Amount                                            $            259,581.59

       Excess Spread Applied to Reductions of                     $                  0.00
       Class B Invested Amount

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08/99                                                                     Page 4

       Excess Spread Applied to Class C Required Amount           $         513,444.83

       Excess Spread Applied to Reductions of
       Class C Invested Amount                                    $               0.00

       Excess Spread Applied to Monthly Cash                      $          93,750.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral                   $               0.00
       Account

       Excess Spread Applied to Spread Account                    $       2,111,192.86

       Excess Spread Applied to Reserve Account                   $               0.00

       Excess Spread Applied to other amounts owed                $               0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders                   $               0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                       $               0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                 $       5,809,171.11


SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                    $               0.00
SERIES 1996-A

       Excess Finance Charge Collections Applied to
       Class A Required Amount                                    $               0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                               $               0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                                    $               0.00

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08/99                                                                     Page 5


       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount                      $               0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                                    $               0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount                      $               0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                                $               0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor               $               0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual Interest
       Holders                                                    $               0.00


YIELD AND BASE RATE --

       Base Rate (Current Month)                                                 7.52%
       Base Rate (Prior Month)                                                   7.43%
       Base Rate (Two Months Ago)                                                7.24%

THREE MONTH AVERAGE BASE RATE                                                    7.40%

       Portfolio Yield (Current Month)                                          12.90%
       Portfolio Yield (Prior Month)                                             9.95%
       Portfolio Yield (Two Months Ago)                                         13.92%

THREE MONTH AVERAGE PORTFOLIO YIELD                                             12.26%

PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                       $      71,535,343.18

REALLOCATED PRINCIPAL COLLECTIONS

                  Allocable to Class C Interests                  $               0.00

                  Allocable to Class B Certificates               $               0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                 $               0.00
SERIES

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08/99                                                                     Page 6


CLASS A SCHEDULED AMORTIZATION --

       Controlled Amortization Amount                             $               0.00
       Deficit Controlled Amortization Amount                     $               0.00

CONTROLLED DEPOSIT AMOUNT                                         $               0.00


CLASS B SCHEDULED AMORTIZATION --

       Controlled Accumulation Amount                             $               0.00
       Deficit Controlled Accumulation Amount                     $               0.00

CONTROLLED DEPOSIT AMOUNT                                         $               0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL               $      71,535,343.18
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                      $                  0.00

CLASS B INVESTOR CHARGE OFFS                                      $                  0.00

CLASS C INVESTOR CHARGE OFFS                                      $                  0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                           $                  0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                           $                  0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                           $                  0.00

CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                            $         13,500,000.00
       Available Cash Collateral Amount                           $         13,500,000.00

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08/99                                                                     Page 7


TOTAL DRAW AMOUNT                                                 $                  0.00
CASH COLLATERAL ACCOUNT SURPLUS                                   $                  0.00

                                               First USA Bank, NA
                                               as Servicer

                                                    /s/Tracie H. Klein
                                               By:  _______________________
                                                         Tracie H. Klein
                                                         First Vice President